SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                   -------------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                                 Date of Report
                       (Date of earliest event reported):

                                January 31, 2000
                             ---------------------

                             THERMOQUEST CORPORATION
                         -----------------------------
               (Exact Name of Registrant as Specified in Charter)


     Delaware                        1-14262                          77-0407461
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(State or Other Jurisdiction     (Commission File               (I.R.S. Employer
         of Incorporation)            Number)                Identification No.)



2215 Grand Avenue Parkway
Austin, Texas                                                         78728-3812
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(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (781) 622-1000

         This Form 8-K contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to ThermoQuest Corporation's annual report on Form 10-K for the year ended January 2, 1999. These include risks and uncertainties relating to: competition, technological change, and industry acceptance; intellectual property rights and litigation; ThermoQuest Corporation's acquisition strategy; dependence on the pharmaceutical industry; the possible adverse effects of changes in environmental regulations; significant international operations; and the potential impact of the year 2000 on processing date-sensitive information.

Item 5.  Other Events
         ------------

         On January 31, 2000, the Registrant issued a press release, attached hereto as Exhibit 99, regarding certain corporate transactions affecting the Registrant.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements of Business Acquired: not applicable

         (b)      Pro Forma Financial Information: not applicable

         (c)      Exhibits:

                  99 - Press Release dated January 31, 2000

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 31st day of January, 2000.



                                               THERMOQUEST CORPORATION



                                               By: /s/ Theo Melas-Kyriazi
                                                  -----------------------------
                                                   Theo Melas-Kyriazi
                                                   Chief Financial Officer

                                                                      Exhibit 99
Investor Contact: 781-622-1111
Media Contact: 781-622-1252

                         THERMOQUEST TO BE TAKEN PRIVATE

AUSTIN, Tex., January 31, 2000 - ThermoQuest Corporation (ASE-TMQ), a Thermo Electron company (NYSE-TMO), announced today that its parent company, Thermo Instrument Systems Inc. (ASE-THI), will acquire the minority interest in ThermoQuest for $17.00 per share in cash. This action is part of a major reorganization plan under which Thermo Electron will spin in, spin off, and sell various businesses to focus solely on its core measurement and detection instruments business.

         Thermo Instrument currently owns approximately 90.3 percent of the outstanding shares of ThermoQuest's common stock. Because Thermo Instrument's ownership is more than 90 percent, it expects to acquire the minority interest through a "short-form" merger in Delaware.

         The proposed short-form merger of ThermoQuest will require Securities and Exchange Commission clearance of necessary filings; it will not require ThermoQuest board or shareholder approval.

         Immediately upon completion of the proposed short-form merger, ThermoQuest's 5% convertible subordinated debentures due August 15, 2000, will become convertible into the same consideration that the minority holders of ThermoQuest common stock receive in the merger, or $17.00 per share in cash. Holders of the debentures will therefore have the right, immediately upon completion of the merger, to convert their debentures at the existing conversion price ($16.50 per share) into $17.00 per share in cash, instead of into the actual shares of ThermoQuest common stock that they would have received if they converted prior to the proposed merger. ThermoQuest will not call the debentures prior to the merger.

         Thermo Instrument expects to complete this transaction by the end of the second quarter of 2000.

         ThermoQuest Corporation develops and distributes mass spectrometers, liquid chromatographs, gas chromatographs, and multi-instrument combinations of these products for the pharmaceutical, environmental, and industrial marketplaces. These analytical instruments are used in the quantitative and qualitative chemical analysis of organic and inorganic compounds at ultratrace levels of detection. In addition, the company develops and distributes scientific equipment for the preparation and preservation of chemical and biological samples. The company also develops and distributes consumable supplies for the chromatography industry. More information is available on the Internet at http://www.thermo.com/subsid/tmq1.html.

The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth under the heading "Forward-looking Statements" in Exhibit 13 to the company's annual report on Form 10-K for the year ended January 2, 1999. These include risks and uncertainties relating to: competition, technological change, and industry acceptance; intellectual property rights and litigation; the company's acquisition strategy; dependence on the pharmaceutical industry; the possible adverse effects of changes in environmental regulations; significant international operations; and the potential impact of the year 2000 on processing date-sensitive information.